Exhibit 99.1

GSI Commerce, Inc.

June 2005

Safe Harbor Statement

All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, the impact of FASB Statement No. 123R, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

Non-GAAP Financial Measures

This presentation contains merchandise sales, certain ratios that use merchandise sales, and adjusted EBITDA. Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise, or records the full amount of such sales on its financial statements. GSI Commerce uses merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as marketing department staffing levels are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to both GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales. GSI Commerce also uses adjusted EBITDA, which represents earnings (or losses) before interest income/expense, taxes, depreciation, amortization, and stock-based compensation. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and does not consistently reflect GSI Commerce’s results from its core business activities. These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this presentation have been reconciled to the nearest GAAP measures as required under Securities and Exchange Commission rules.

GSI Commerce Overview

Headquarters

Our Mission

To provide outsourced e-commerce solutions that enable companies to grow their e-commerce businesses more quickly and more cost-effectively than they could on their own

Fulfillment

Profile

Started in 1999

Headquartered in King of Prussia, Pa. 1,302 employees

2 fulfillment centers—Louisville, Ky. and Shepherdsville, Ky.

Customer care center—Melbourne, Fla.

Customer Care Center

gsi commerce

A History of Rapid Growth

1999	Started as division of Global Sports, a public company. Sold other divisions. Launched e-commerce businesses for five sporting goods retailers (including The Sports Authority). $80 million equity investment (SOFTBANK).
2000	Added more sporting goods partners. $25 million equity investment (SOFTBANK / Rustic Canyon). $40.8 million equity investment (QVC / Comcast).
2001	Exceeded $100 million in net revenues. QVC / Comcast invested additional $30 million.
2002	Changed name to GSI Commerce. Expanded beyond sporting goods. Entered health & beauty (Estee Lauder/Gloss.com), entertainment (Nickelodeon, Comedy Central) and electronics (palmOne, Tweeter Home Entertainment) categories.
2003	Entered home category (Ace Hardware, Linens 'n Things). Achieved net revenues of $242 million.
2004	First year of net profitability and fifth consecutive year exceeding industry average growth. Achieved net revenues of $335.3 million. Entered apparel category (Liz Claiborne, Polo.com, Wilsons Leather, kate spade, Burberry).
2005	Strong start – agreements with RadioShack, Aeropostale, adidas, GNC. Entered jewelry & luxury goods category with Zale Corporation. International expansion with Aspherio. Exceeded first quarter financial guidance.

5

Investment Highlights

Large, growing market opportunity

e-Commerce is critical for multichannel success

Brand-centric, partnered solution with compelling value proposition provides attractive alternative to in-house solutions

e-Commerce strategy + implementation ?drives partners’ growth

Scalable, end-to-end e-Commerce platform

High-quality technology, customized fulfillment centers, skilled customer care center and significant focus on the core growth initiatives for e-Commerce

Growth strategy leads to recurring, compound revenue effect

Grow existing partner base

Add new partners (strong prospect pipeline)

Long-term agreements with 50+ top, branded partners across several key categories

Experienced, dedicated management team

Strong financial momentum

Impressive, consistent top line growth Increasing gross margins

The Need to Outsource e-Commerce

Online general merchandise sales estimated to be 3.6% of total retail sales in 2004 *

Too large to ignore!

Most of online retail sales will come from multichannel partners

However

Multichannel retailers derive vast majority of revenue offline

Online retail is not a core competency!

Enable companies to maximize online business in a growing e-commerce market

Significant opportunity!

* For GSI Commerce partners, online sales typically are between 2%-3% of total sales.

Strong Growth Projected for e-Commerce

The U.S. Online General Merchandise Market *

$ in billions

$160

$140 $120 $100

$80 $60

$40 $20

16.9% net revenue CAGR

$79.0

2004E

$97.0

2005E

$115.0

2006E

$132.2

2007E

$148.0

2008E

* The U.S. online general merchandise market excludes travel, grocery and autos.

Source: Forrester Research

Large Addressable Market for GSI Commerce

2005 U.S. Online General Merchandise Market * $97.0 billion

* The U.S. online general merchandise market excludes travel, grocery and autos. Source: Forrester Research

$ in billions

2005 Target Categories = $59.3 billion $20.7 Home $13.8 Apparel

$9.4 Consumer Electronics $4.5 Music & Video $4.1 Sporting Goods $3.6 Jewelry & Luxury Goods

$3.2 Health & Beauty

Compelling Value Proposition

A Complete Solution

Access to integrated suite of technology, supporting infrastructure and partner services enables partners to avoid non-leveragable investments

Partner-centric / Brand-centric

Partners maintain full brand identity with consumers. GSI Commerce has a transparent role

Expertise & High-Quality Components

GSI Commerce has a critical mass of expertise in integrated online technology, marketing and retailing

Focus on Reinvestment

Multi-partner model ?scale and operating leverage

Win/Win Economics

Financial predictability and aligned interests through long-term contracts

Our Business Models

Company-Owned Inventory Model (Product Sales)

We select inventory & set price

We sell inventory directly to consumers

We provide product fulfillment and customer service

We pay a % of revenues from sales to partners for use of their brands

We recognize revenue and book COGS upon sale to customer

Primarily sporting goods and selected electronics

Partner-Owned Inventory Model (Service Fees)

Partner purchases inventory & sets price

We operate partners’ e-commerce businesses and collect a service fee

Optional – fulfillment & customer care services

Partners pay us a % of revenues from sales, based on merchandise sold or gross profits generated

Primarily non-sporting goods

B-to-B Model (Product Sales)

We provide b-to-b partners with product database

Partners sell merchandise on their Web sites and send orders to us electronically

We sell ordered products to partners from our inventory / drop ship network

We ship products to partners’ customers

Primarily sporting goods

Integrated e-Commerce Platform

Core Technology

Website Admin.

Order Management

Web Infrastructure & Hosting

e-Commerce Engine

Business Intelligence

Supporting Infrastructure

Drop Ship

Customer Service

Buying

Fullfillment

Partner Services

e-Commerce Strategy

Content Developing & Imaging

B-to-B Services

Channel Integration

Creative, Usability, Testing, Enhancements

CRM

Online Marketing

Growth Strategy

Increase the size of existing partners’ businesses

Add new partners

2004

2005

2006

2007

2008

Compounding effect of long-term agreements

Partnering with Top Brands

Apparel

Electronics

Home

Sporting Goods

Health & Beauty Entertainment Jewelry & Luxury Goods

A Case Study Snapshot

The Issues

Sought competitive advantage e-Commerce – not core competency Required comprehensive, integrated, multichannel solution

GSI Commerce Solution

New capabilities –backorder, order management and fulfillment Integrated gift registry In-store kiosk –expands shelf offerings Up-sell & cross-sell

Shop online /pick up in store Online marketing/enhanced search Virtual circular Customization Expansion into Canadian market

The LNT Challenge –create a multi-channel shopping experience that would give LNT a competitive advantage, allowing the retailer to match surpass its competitors’ activities

A Case Study Snapshot

The Issues

Consumed disproportionate amount of resources Managing multiple third-party vendors Lacked integration with advertising circulars

GSI Commerce Solution

Best economic sense for integrating brand with Web offering One stop – e-commerce technology, merchandising, fulfillment & customer care

Coordinated online and offline marketing calendars Richer online shopping experience with customized products Expanded inventory

Consumers can customize and personalize a

variety of sporting goods products online at Dick’s

Experienced Management Team

Name Title Prior Experience

Michael Rubin Chairman, CEO & Co-President Company Founder

Robert Blyskal Co-President & COO Medco Health Solutions, FedEx, UPS

Michael Conn SVP, Corp. Development Gruntal & Co.

Jordan Copland EVP, CFO Walt Disney, Virgin Entertainment

Stephen Gold EVP, CIO Merck, Medco Health Solutions

Robert Liewald EVP, Merchandising FILA USA, Foot Locker

Arthur Miller EVP, General Counsel Blank Rome, Securities Exchange Commission

Damon Mintzer EVP, Sales WHN.com, Modus Media, R.R.Donnelley

Financial Highlights

Predictable, annual top line growth, growing faster than overall e-Commerce and Retail sales

Gross margins increasing with business mix shift

Inventory-owned ?Service fee arrangements

Profitable Internet business model

Variable and fixed expense decreasing as a percentage of merchandise sales

Strong balance sheet

Annual Sales Momentum

$ in millions

$700 $600 $500 $400 $300 $200 $100

Net Revenue

Merchandise Sales **

$5.5

1999*

$42.8

2000*

$102.6

2001*

$172.6

$178.3

2002

$241.9

$282.0

2003

$335.3

$475.0

2004

$405.0 to $420.0

$638.0 to $658.0

2005E

** For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2001—2004 at www.gsicommerce.com/news/news.jsp . Prior to 2002, GSI Commerce did not use merchandise sales and so total net total revenue is used in this presentation for fiscal year 1999, 2000 and 2001.

Growing Faster than the Industry

2004

68%

25.4%

7.3%

2003

58.2%

27.0%

5.3%

2002

81.4%

25.6%

3.0%

2001

135.2%

22.3%

2.7%

50.0%

100.0%

150.0%

Percent Growth Y/Y *

GSI Commerce Merchandise Sales ** E-Commerce Sales Total Retail Sales

Total Retail Sales

* E-commerce Sales and Total Retail Sales Source: Census Bureau, U.S. Department of Commerce.

** For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2001—2004 at www.gsicommerce.com/news/news.jsp . Prior to 2002,

GSI Commerce did not use merchandise sales and so total net total revenue is used in this presentation for fiscal year 1999, 2000 and 2001.

Quarterly Sales Trends

$ in millions

$150 $100 $50 $0

Net Revenue

$48.9

1Q03

$50.3

2Q03

$47.5

3Q03

$95.2

4Q03

$66.3

1Q04

$64.7

2Q04

$68.6

3Q04

$135.8

4Q04

$91.4

1Q05

Gross Margins Increasing

Revenue (%) 100%

75% 50% 25% 0%

Product Sales

Service Fee

10.3%

89.7%

2002

10.5%

89.5%

2003

18.0%

82.0%

2004

Gross Margin (%)

40% 38% 36% 34% 32% 30%

Annual Results and Guidance

($ millions) 2003 2004 2005E *

Net Revenues $242.0 $335.3 $405.0 - $420.0

Merchandise Sales** 282.0 475.0 638.0 - 658.0

Adjusted EBITDA ** 0.1 14.3 27.0 - 29.0

Net Income (12.1) 0.3 10.5 - 12.5

* GSI Commerce provides guidance for its business only based on partner agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially. Guidance as of April 27, 2005.

** For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our fiscal year 2003 and 2004 results and our fiscal quarter results for 2004 at http://www.gsicommerce.com/news/news.jsp.

Quarterly Results and Guidance

($ millions) 1Q04A 1Q05A 2Q04A 2Q05E *

Net Revenues $ 66.3 $ 91.4 $ 64.7 $84.0 - $89.0

Merchandise Sales** 85.9 136.2 89.6 123.0 - 133.0

Adjusted EBITDA ** (1.1) 1.1 (0.5) 1.0 - 1.5

Net Income (4.0) (1.7) (3.1) (2.5 - 3.0)

* GSI Commerce provides guidance for its business only based on partner agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially. Guidance as of April 27, 2005.

** For a reconciliation of these non-GAAP financial measures, see Appendices A thru B-1 and/or see our fiscal year 2003 and 2004 results and our fiscal quarter results for 2004 at http://www.gsicommerce.com/news/news.jsp.

Investment Highlights

Large, growing market opportunity

e-Commerce is critical for multichannel success

Brand-centric, partnered solution with compelling value proposition provides attractive alternative to in-house solutions

e-Commerce strategy + implementation ?drives partners’ growth

Scalable, end-to-end e-Commerce platform

High-quality technology, customized fulfillment centers, skilled customer care center and significant focus on the core growth initiatives for e-Commerce

Growth strategy leads to recurring, compound revenue effect

Grow existing partner base

Add new partners (strong prospect pipeline)

Long-term agreements with 50+ top, branded partners across several key categories

Experienced, dedicated management team

Strong financial momentum

Impressive, consistent top line growth Increasing gross margins

Appendix A

GSI COMMERCE, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands) (Unaudited)

Three Months Ended Fiscal Years Ended

March 29, 2003 April 3, 2004 April 2, 2005 January 1, 2004 January 3, 2005

Adjusted EBITDA:

Net loss excluding interest income and expense, taxes and charges for stock-based compensation and depreciation and amortization $ (2,879) $ (1,092) $ 1,106 $ 82 $ 14,463

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (2,879) $ (1,092) $ 1,106 $ 82 $ 14,463

Interest expense & other - - 233 - 741

Interest income (382) (290) (343) (1,177) (1,162)

Taxes - - - -

Stock-based compensation 288 627 (230) 1,935 3,600

Depreciation and amortization 2,698 2,599 3,122 11,386 10,944

Net loss $ (5,483) $ (4,028) $ (1,676) $ (12,062) $ 340

Appendix B

GSI COMMERCE, INC. AND SUBSIDIARIES

MERCHANDISE SALES(1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Three Months Ended

March 29, 2003 April 3, 2004 April 2, 2005 Variance Amount %

Merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 24,407 $ 35,086 $ 47,497 $ 12,411 35%

Other (2) 29,769 50,801 88,745 $ 37,944 75%

Total merchandise sales (1) - (a non-GAAP

financial measure) $ 54,176 $ 85,887 $ 136,242 $ 50,355 59%

Net revenues - (GAAP basis):

Net revenues from product sales:

Category:

Sporting goods $ 24,407 $ 33,538 $ 39,787 $ 6,249 19%

Other (2) 19,766 23,340 36,865 13,525 58%

Total net revenues from product sales 44,173 56,878 76,652 19,774 35%

Service fee revenues 4,706 9,390 14,706 5,316 57%

Total net revenues - (GAAP basis) $ 48,879 $ 66,268 $ 91,358 $ 25,090 38%

gsi commerce

Appendix B . . . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

MERCHANDISE SALES[1] AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands)

(Unaudited)

	Three Months Ended March 29, 2003	Three Months Ended April 3, 2004	Three Months Ended April 2, 2005	Variance Amount	Variance %
Reconciliation of merchandise sales[1] to net revenues:					
Merchandise sales[1] - (a non-GAAP financial measure):					
Category:					
Sporting goods	$ 24,407	$ 35,086	$ 47,497	$ 12,411	35%
Other[2]	29,769	50,801	88,745	37,944	75%
Total merchandise sales[1] - (a non-GAAP financial measure)	54,176	85,887	136,242	50,355	59%
Less:					
Sales by partners[3]:					
Category:					
Sporting goods	-	(1,548)	(7,710)	(6,162)	398%
Other	(10,003)	(27,461)	(51,880)	(24,419)	89%
Total sales by partners[3]	(10,003)	(29,009)	(59,590)	(30,581)	105%
Add:					
Service fee revenues	4,706	9,390	14,706	5,316	57%
Net revenues - (GAAP basis)	$ 48,879	$ 66,268	$ 91,358	$ 25,090	38%

(1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The "Other" categories of both merchandise sales and net revenues from product sales include $ 734,150, $8,437 and ($555) for the three months ended March 29, 2003, April 3, 2004 and April 2, 2005, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

30

Appendix B-1 . . . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Fiscal Years Ended

Reconciliation of merchandise sales (1) to net revenues: December 28, 2002 January 3, 2004 January 1, 2005

Merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 96,669 $ 128,489 $ 200,394

Other (2) 81,631 153,538 274,586

Total merchandise sales (1) - (a non-GAAP financial measure) 178,300 282,027 474,980

Less:

Sales by partners (3):

Category:

Sporting goods - (128) (35,014)

Other (23,481) (65,389) (164,978)

Total sales by partners (3) (23,481) (65,517) (199,992)

Add:

Service fee revenues 17,819 25,409 60,344

Net revenues - (GAAP basis) $ 172,638 $ 241,919 $ 335,332

(1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The “Other” categories of both merchandise sales and net revenues from product sales include $21,617, $1,034 and $800 for the years ended December 28, 2002, January 3, 2004 and January 1, 2005, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.